   As furnished to the Securities and Exchange Commission on February 1, 2001 TICKETMASTER
($ MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                         GUIDANCE ESTIMATES
                                                                                                         -------------------
                                     PRO FORMA                   2000 PRO FORMA ACTUAL                          2001
                                       ACTUAL     ----------------------------------------------------   -------------------
                                        1999         Q1         Q2         Q3         Q4        YEAR        Q1         Q2
                                     ----------   --------   --------   --------   --------   --------   --------   --------
REVENUES
  Ticketing operations (a)(b)......   $ 442.7      $128.0     $143.0     $124.9     $122.7    $ 518.6     $138.0     $160.0
  City guide and classifieds (c)...      36.3        17.0       20.2       21.6       21.2       80.0       21.5       24.0
  Corporate and other (d)..........      19.5         4.2        2.8        0.6        0.5        8.1         --         --
                                      -------      ------     ------     ------     ------    -------     ------     ------
    TOTAL REVENUE..................   $ 498.5      $149.2     $166.0     $147.1     $144.4    $ 606.7     $159.5     $184.0
                                      =======      ======     ======     ======     ======    =======     ======     ======
EBITDA (e)
  Ticketing operations (a)(b)......   $  95.9      $ 27.4     $ 31.6     $ 16.7     $ 24.4    $ 100.1     $ 27.0     $ 34.0
  City guide and classifieds (c)...     (52.1)      (14.7)     (12.1)     (11.1)      (9.5)     (47.4)     (12.5)      (8.5)
  Corporate and other (d)..........      (2.9)       (4.8)      (6.1)      (3.2)      (1.7)     (15.8)      (3.8)      (3.8)
                                      -------      ------     ------     ------     ------    -------     ------     ------
    TOTAL EBITDA...................      40.9         7.9       13.4        2.4       13.2       36.9       10.7       21.7

Depreciation.......................     (19.3)       (6.1)      (8.3)      (7.1)     (10.0)     (31.5)      (8.5)      (8.5)
Goodwill and other amortization....    (108.6)      (41.7)     (42.9)     (44.5)     (63.3)    (192.4)     (45.0)     (45.0)
Advertising contributed by USA
  Networks, Inc....................      (0.2)       (0.2)        --       (1.5)      (5.6)      (7.3)        --         --
Merger and other transaction
  costs............................      (4.2)         --         --         --       (4.1)      (4.1)        --         --
Interest income / (expense)........      (2.5)       (0.6)      (1.1)      (1.4)      (1.9)      (5.0)        --         --
Equity in net income (loss) of
  unconsolidated affiliates........       1.2        (1.9)      (0.1)      (0.6)       0.5       (2.1)      (0.3)      (0.3)
Investment losses, net.............        --          --         --         --       (8.8)      (8.8)        --         --
Other income / (expenses)..........        --          --         --         --       (2.2)      (2.2)        --         --
                                      -------      ------     ------     ------     ------    -------     ------     ------
  Income before taxes and minority
    interest.......................     (92.7)      (42.6)     (39.0)     (52.7)     (82.2)    (216.5)     (43.1)     (32.1)
Minority interest..................       1.4         0.4        0.2        0.2        0.4        1.2         --         --
                                      -------      ------     ------     ------     ------    -------     ------     ------
  Pre-tax income / (loss)..........     (91.3)      (42.2)     (38.8)     (52.5)     (81.8)    (215.3)     (43.1)     (32.1)
Income tax provision...............     (24.0)       (6.1)      (6.9)       1.3       (3.0)     (14.7)      (0.2)      (1.1)
                                      -------      ------     ------     ------     ------    -------     ------     ------
  Net income / (loss)..............   $(115.3)     $(48.3)    $(45.7)    $(51.2)    $(84.8)   $(230.0)    $(43.3)    $(33.2)
                                      =======      ======     ======     ======     ======    =======     ======     ======

Weighted average shares outstanding
  (f)..............................     128.1       137.4      138.8      140.5      140.8      139.4      141.3      141.8
Earnings per share.................   $ (0.90)     $(0.35)    $(0.33)    $(0.36)    $(0.60)   $ (1.65)    $(0.31)    $(0.23)
CASH EARNINGS PER SHARE (g)........   $ (0.03)     $(0.03)    $(0.02)    $(0.03)    $(0.02)   $ (0.11)    $ 0.01     $ 0.09

                                                GUIDANCE ESTIMATES
                                     -----------------------------------------
                                                  2001
                                     ------------------------------
                                        Q3         Q4        YEAR       2002
                                     --------   --------   --------   --------
REVENUES
  Ticketing operations (a)(b)......   $142.0     $140.0    $ 580.0    $ 640.0
  City guide and classifieds (c)...     26.0       28.5      100.0      135.0
  Corporate and other (d)..........       --         --         --         --
                                      ------     ------    -------    -------
    TOTAL REVENUE..................   $168.0     $168.5    $ 680.0    $ 775.0
                                      ======     ======    =======    =======
EBITDA (e)
  Ticketing operations (a)(b)......   $ 25.0     $ 29.0    $ 115.0    $ 130.0
  City guide and classifieds (c)...     (7.5)      (6.3)     (34.8)      10.0
  Corporate and other (d)..........     (3.8)      (3.8)     (15.2)     (15.0)
                                      ------     ------    -------    -------
    TOTAL EBITDA...................     13.7       18.9       65.0      125.0
Depreciation.......................     (8.5)      (8.5)     (34.0)     (34.0)
Goodwill and other amortization....    (45.0)     (45.0)    (180.0)    (180.0)
Advertising contributed by USA
  Networks, Inc....................       --         --         --         --
Merger and other transaction
  costs............................       --         --         --         --
Interest income / (expense)........       --         --         --         --
Equity in net income (loss) of
  unconsolidated affiliates........     (0.3)      (0.3)      (1.2)      (1.2)
Investment losses, net.............       --         --         --         --
Other income / (expenses)..........       --         --         --         --
                                      ------     ------    -------    -------
  Income before taxes and minority
    interest.......................    (40.1)     (34.9)    (150.2)     (90.2)
Minority interest..................       --         --         --         --
                                      ------     ------    -------    -------
  Pre-tax income / (loss)..........    (40.1)     (34.9)    (150.2)     (90.2)
Income tax provision...............     (0.5)      (0.7)      (2.5)     (12.0)
                                      ------     ------    -------    -------
  Net income / (loss)..............   $(40.6)    $(35.6)   $(152.7)   $(102.2)
                                      ======     ======    =======    =======
Weighted average shares outstanding
  (f)..............................    142.2      142.7      142.0      142.5
Earnings per share.................   $(0.29)    $(0.25)   $ (1.08)   $ (0.72)
CASH EARNINGS PER SHARE (g)........   $ 0.03     $ 0.07    $  0.20    $  0.55

NOTES:

(a) Ticketing operations includes all of the Company's ticketing and reserved access operations and includes all direct overhead costs related to the ticketing and reserved access operations and is consistent with the previous presentation as reflected in USA Networks, Inc. financials.

(b) Ticketing operations Q1 2001 guidance estimate reflects the inclusion of costs related to the acquired operations of TicketWeb and 2b Technology which are expected to be EBITDA profitable by the second half of 2001.

(c) City guide and classifieds includes all of the Company's city guides and personals classifieds operations and includes all direct overhead costs related to the city guide and personals classifieds operations.

(d) Corporate and other includes for the periods 1999 and 2000 the Company's Electronic Commerce Service and TM Realty operations, which have subsequently been transferred to USA Networks, Inc. For all periods this line includes the corporate expenses related to the operation of a public company and its related growth initiatives.

(e) EBITDA is defined as earnings before interest, taxes, depreciation, amortization, merger and other transaction costs, minority interest, advertising contributed by USA Networks, Inc. for which no consideration was paid by the Company, equity in net income (loss) of unconsolidated affiliates, investment losses, net and other income and expenses. The presentation of segment EBITDA reflects the allocation of direct overhead costs to the Ticketing operations and City guide and classifieds segments and captures in Corporate and other those corporate expenses related to the operation of a public company and its related growth initiatives.

(f) The Company's historical weighted average shares outstanding for the periods 1999 and 2000 were adjusted to reflect the 52 million shares issued to USA Networks, Inc. in the combination as if issued at the beginning of the period.

(g) Cash EPS excludes amortization, merger and other transaction costs, advertising contributed by USA Networks, Inc. for which no consideration was paid by the Company, equity in net income (loss) of unconsolidated affiliates and investment losses, net.

IMPORTANT:

    THE METHODOLOGY USED IN THE PREPARATION OF THE PRO FORMA ACTUAL INFORMATION ABOVE IS DISCLOSED IN THE COMPANY'S DEFINITIVE INFORMATION STATEMENT FILED WITH THE SEC ON JANUARY 11, 2001. REFER TO THE INFORMATION STATEMENT FOR A DESCRIPTION OF THAT METHODOLOGY. THE COMPANY'S GUIDANCE ESTIMATES ABOVE ARE BASED ON THE COMPANY'S EXPECTATIONS AS OF THE DATE OF THIS FILING AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE ESTIMATES. THESE FORWARD-LOOKING ESTIMATES INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THESE ESTIMATES. ASIDE FROM THE PREVIOUSLY ANNOUNCED RESERVEAMERICA ACQUISITION, THESE STATEMENTS DO NOT INCLUDE THE POTENTIAL IMPACT OF ANY MERGERS, ACQUISITIONS OR OTHER BUSINESS COMBINATIONS THAT MAY BE COMPLETED AFTER FEBRUARY 1, 2001 AND DO INCLUDE THE ANTICIPATED IMPACT OF THE RECENTLY CONSUMMATED COMBINATION WITH TICKETMASTER CORPORATION.